UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                             811- 7878

Dreyfus LifeTime Portolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	3/31/2009

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE PORTFOLIO
2	A Letter from the CEO
3	Discussion of Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Portfolio

Dreyfus LifeTime Portfolios, Inc.
Growth and Income Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus Lifetime Portfolios, Inc.: Growth and Income Portfolio, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation

2

April 15, 2009

DISCUSSION OF PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Portfolio and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus Lifetime Portfolios: Growth and Income Portfolio’s Investor shares produced a total return of –16.45%, and Restricted shares returned –16.37%.1 This compares with a –15.24% total return for the portfolio’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) produced a –30.52% return over the reporting period.3 Prices of stocks and most sectors of the bond market plummeted due to intensifying financial and economic crises during the reporting period. The portfolio produced lower returns than its customized blended benchmark, primarily due to overweighted exposure to stocks relative to the blended benchmark.

The Portfolio’s Investment Approach

Dreyfus Lifetime Portfolios: Growth and Income Portfolio seeks maximum total return.To pursue this goal, the portfolio typically invests in a mix of stocks and bonds.The portfolio’s neutral asset mix is 50% in stocks and 50% in bonds that are rated investment grade or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%. The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies. The portfolio may invest up to 15% of its net assets in foreign securities. When allocating assets between stocks and bonds, we assess the relative return and risk of each asset class using a proprietary computer model. When selecting large-cap stocks, we seek stocks that appear poised for above-average, long-term capital appreciation, as well as stocks that appear undervalued. The large-cap investments generally mirror the allocations of the S&P 500 Index. The small-cap and foreign equity components and the domestic and foreign bond components are typically constructed to approximate the investment characteristics of the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, the Barclays Capital Intermediate Government/Credit Bond Index, and the J.P. Morgan Non-U.S. Government Bond Index, respectively.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply across all industry groups and capitalization ranges in the midst of a global financial crisis and a deep U.S. recession. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe downturns since the Great Depression. Meanwhile, an ongoing credit crunch escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions into insolvency. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, massive deleveraging pressures among institutional investors punished stocks and higher yielding bonds, seemingly regardless of underlying fundamentals. In contrast, U.S. government securities were among very few asset classes that fared relatively well due to robust demand from risk-averse investors.

Emphasis on Equities Hindered Performance

The portfolio maintained an overweighted position in stocks, which we regarded as attractively valued compared to bonds in the low interest-rate environment. However, this investment posture detracted from the portfolio’s relative performance when equities declined more sharply than bonds over the reporting period.

Our security selection strategy among stocks offset a portion of the weakness stemming from our asset allocation strategy. Most notably, underweighted positions in some of the more severely affected financial institutions bolstered the portfolio’s relative performance. Instead, we focused on financial companies that we regarded as relatively insulated from the credit crisis, such as asset manager Northern Trust and tax preparer H&R Block. Northern Trust was sold during the reporting period.A position in investment bank Goldman Sachs Group also held up better than most companies in its industry.

A mild emphasis on consumer cyclical stocks contributed positively to relative performance, where we focused on retailers that we believed would benefit from renewed cost-consciousness among consumers. Some of the better performers in this area included casual dining chain McDonald’s, low-price retailer Family Dollar Stores and merchandising giant Wal-Mart Stores. In addition, Buckle, a midsize apparel retailer, held up relatively well.

The portfolio also outperformed its benchmark in the industrials sector, where an underweighted position in hard-hit conglomerate General Electric helped us avoid the full brunt of the sector’s weakness. Results also were bolstered by Apollo Group, a for-profit educator that saw enrollments rise when job losses mounted.

Disappointing stock selections during the reporting period were particularly evident in the media and chemicals industries. Slumping advertising sales put pressure on newspaper publisher Gannett and broadcaster Viacom, and Dow Chemical saw its stock price fall due to the global economic slowdown and the collapse of its proposed acquisition of a smaller competitor. We sold these three securities during the reporting period.

The portfolio’s passively managed bond portfolio produced positive absolute returns and higher returns than its fixed-income benchmark, as frequent rebalancing of market-sector and credit-quality exposures worked to the portfolio’s advantage amid heightened market volatility.

Cautious Optimism Over the Longer Term

By several measures, in our view, stocks have become even more compelling values compared to bonds, and we have maintained the portfolio’s tilt toward equities. For example, price-earnings ratios have moved well below historical averages, and the market’s average dividend yield has climbed despite dividend cuts by many companies.Although we expect the U.S. economy to remain weak over the near term, we believe that the stage is being set for economic recovery over the longer term.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.
2	For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds
— 5%.The Customized Blended Index combines returns from the Standard & Poor’s 500
Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital
International Europe, Australasia, Far East (Free) Index — Hedged $U.S. (MSCI EAFE), the
Barclays Capital Intermediate Government/Credit Bond Index (“Barclays Capital Index”) and
the J.P. Morgan Non-U.S. Government Bond Index — Hedged (“J.P. Morgan Global Index”)
and is weighted to the aforementioned baseline percentages.
The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.
The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is
composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI
EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The
Barclays Capital Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10
years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.
3	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Portfolio 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus LifeTime Portfolios, Inc. Growth and Income Portfolio from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$ 4.67	$ 6.41
Ending value (after expenses)	$836.30	$835.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$ 5.14	$ 7.04
Ending value (after expenses)	$1,019.85	$1,017.95

† Expenses are equal to the Portfolio’s annualized expense ratio of 1.02% for Restricted Class and 1.40% for Investor Class, multiplied by the portfolio’s average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—50.0%	Shares	Value ($)
Consumer Discretionary—6.2%
Advance Auto Parts	1,700	69,836
Apollo Group, Cl. A	1,900 [a]	148,827
AutoZone	825 [a]	134,161
Buckle	2,900 [b]	92,597
Choice Hotels International	11,250 [b]	290,475
Coach	23,150 [a]	386,605
DISH Network, Cl. A	6,650 [a]	73,881
Family Dollar Stores	20,476	683,284
Garmin	4,150	88,021
H & R Block	15,000	272,850
Hasbro	3,950	99,027
International Game Technology	5,887	54,278
Limited Brands	11,476	99,841
McDonald’s	4,400	240,108
News, Cl. A	5,550	36,741
NIKE, Cl. B	5,100	239,139
NVR	600 [a]	256,650
Omnicom Group	6,224	145,642
Sherwin-Williams	6,150	319,616
		3,731,579
Consumer Staples—4.9%
Altria Group	36,375	582,727
Archer-Daniels-Midland	7,150	198,627
Bunge	1,950 [b]	110,467
Coca-Cola	5,800	254,910
Colgate-Palmolive	1,242	73,253
Dean Foods	15,982 [a]	288,954
Estee Lauder, Cl. A	5,376	132,518
Kraft Foods, Cl. A	12,086	269,397
PepsiCo	1,400	72,072
Philip Morris International	4,986	177,402
Procter & Gamble	5,584	262,951
Reynolds American	3,675	131,712
Safeway	6,300	127,197

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Sara Lee	5,525	44,642
Wal-Mart Stores	4,457	232,210
		2,959,039
Energy—6.6%
Chevron	10,330	694,589
ConocoPhillips	6,550	256,498
Exxon Mobil	21,854	1,488,257
Halliburton	10,030	155,164
Imperial Oil	9,000	324,270
Marathon Oil	15,100	396,979
Murphy Oil	3,050	136,549
Nabors Industries	5,856 [a]	58,501
National Oilwell Varco	1,200 [a]	34,452
Occidental Petroleum	2,850	158,603
Ultra Petroleum	5,286 [a]	189,715
Valero Energy	2,700	48,330
		3,941,907
Exchange Traded Funds—.1%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	955 [b]	75,942
Financial—5.4%
Aflac	16,350	316,536
Assurant	5,414	117,917
Charles Schwab	25,443	394,367
Fairfax Financial Holdings	1,100	286,550
Goldman Sachs Group	3,127	331,525
Greenhill & Co.	1,200 [b]	88,620
Janus Capital Group	9,823	65,323
JPMorgan Chase & Co.	14,617	388,520
Moody’s	3,700	84,804
Plum Creek Timber	11,900 [b]	345,933
TD Ameritrade Holding	25,900 [a]	357,679
Unum Group	20,797	259,963
Wells Fargo & Co.	15,850	225,704
		3,263,441

Common Stocks (continued)	Shares	Value ($)
Health Care—7.6%
Abbott Laboratories	4,000	190,800
Allergan	5,374	256,662
Amgen	4,150 [a]	205,508
Biogen Idec	1,650 [a]	86,493
Bristol-Myers Squibb	7,900	173,168
CIGNA	2,425	42,655
Eli Lilly & Co.	2,200	73,502
Forest Laboratories	1,850 [a]	40,626
Gilead Sciences	8,583 [a]	397,564
Humana	5,775 [a]	150,612
Johnson & Johnson	19,281	1,014,181
Laboratory Corp. of
America Holdings	2,778 [a]	162,485
Medtronic	1,650	48,626
Merck & Co.	23,009	615,491
Pfizer	17,300	235,626
Pharmaceutical Product Development	6,714	159,256
Thermo Fisher Scientific	9,960 [a]	355,273
UnitedHealth Group	2,950	61,744
WellPoint	1,300 [a]	49,361
Wyeth	3,850	165,704
		4,485,337
Industrial—5.2%
3M	4,100	203,852
Acuity Brands	2,375 [b]	53,532
Brink’s	4,300	113,778
Cummins	975	24,814
Deere & Co.	4,668	153,437
EMCOR Group	14,500 [a]	248,965
Emerson Electric	9,850	281,513
FedEx	14,969	665,971
General Electric	45,836	463,402
Honeywell International	4,250	118,405
Lockheed Martin	1,200	82,836
MSC Industrial Direct, Cl. A	2,300	71,461

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Raytheon	4,450	173,283
Tyco International	1,875	36,675
Union Pacific	3,170	130,319
United Parcel Service, Cl. B	1,600	78,752
United Technologies	4,675	200,932
		3,101,927
Information Technology—10.2%
Accenture, Cl. A	5,550	152,569
Akamai Technologies	10,164 [a]	197,181
Apple	5,870 [a]	617,054
Autodesk	10,300 [a]	173,143
Broadridge Financial Solutions	13,300	247,513
Cisco Systems	19,379 [a]	324,986
Corning	10,872	144,271
eBay	6,000 [a]	75,360
EMC	22,011 [a]	250,925
Google, Cl. A	1,532 [a]	533,228
Hewlett-Packard	2,075	66,525
Intel	6,831	102,807
International Business Machines	2,600	251,914
Linear Technology	4,550	104,559
Metavante Technologies	15,300 [a]	305,388
Microsoft	61,702	1,133,466
Molex	26,000	357,240
Nokia, ADR	4,600	53,682
Oracle	14,426	260,678
QUALCOMM	5,570	216,729
Texas Instruments	18,800	310,388
Visa, Cl. A	810	45,036
Western Union	10,450	131,357
		6,055,999
Materials—1.6%
Allegheny Technologies	3,904 [b]	85,614
CF Industries Holdings	6,700	476,571
E.I. du Pont de Nemours & Co.	5,300	118,349

Common Stocks (continued)			Shares	Value ($)
Materials (continued)
Nucor			6,100	232,837
Potash Corp of Saskatchewan			637	51,476
				964,847
Telecommunication
Services—.9%
AT & T			7,300	183,960
Verizon Communications			11,751	354,880
				538,840
Utilities—1.3%
Consolidated Edison			1,925	76,249
Constellation Energy Group			1,200	24,792
Edison International			2,600	74,906
Exelon			1,500	68,085
PG & E			5,800	221,676
Public Service Enterprise Group			2,600	76,622
Sempra Energy			5,650	261,256
				803,586
Total Common Stocks
(cost $37,535,139)				29,922,444

	Coupon	Maturity	Principal
Bonds and Notes—37.3%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.2%
Boeing,
Sr. Unscd. Notes	5.13	2/15/13	55,000	56,684
United Technologies,
Sr. Unscd. Notes	7.13	11/15/10	40,000	42,898
				99,582
Auto Parts & Equipment—.0%
Johnson Controls,
Sr. Notes	5.50	1/15/16	25,000	18,532
Banks—4.0%
Bank of America,
Sr. Unscd. Notes	5.65	5/1/18	55,000	45,962
Bank One,
Sub. Notes	5.90	11/15/11	75,000	73,553

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
BB & T,
Sub. Notes	4.75	10/1/12	85,000	82,066
Capital One Financial,
Sr. Unscd. Notes	5.70	9/15/11	40,000	36,035
Citigroup,
Sub. Notes	5.00	9/15/14	95,000	63,044
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	135,000	118,710
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	55,000	48,050
Deutsche Bank AG London,
Sr. Unscd. Notes	4.88	5/20/13	80,000	78,541
Deutsche Bank Financial,
Bank Gtd. Notes	5.38	3/2/15	45,000	39,313
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000	84,124
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	75,000	58,509
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	55,000	54,961
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	225,000	233,267
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	10/1/12	40,000	40,109
JPMorgan Chase & Co.,
Sub. Notes	5.75	1/2/13	50,000	47,794
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	35,413
KFW,
Gov’t Gtd. Notes	3.25	2/15/11	190,000	196,620
KFW,
Gov’t Gtd. Notes	3.25	3/15/13	85,000	86,602
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	65,000 [b]	70,074
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	35,000	38,006
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	55,000	51,778
Marshall & Ilsley,
Sr. Unscd. Notes	5.63	8/17/09	105,000	102,143

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	70,000	67,367
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	100,000	100,517
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000	42,890
Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	55,000	59,462
Royal Bank of Scotland Group,
Sr. Sub. Notes	6.38	2/1/11	100,000	90,189
Sanwa Bank,
Sub. Notes	7.40	6/15/11	80,000 [b]	78,636
Suntrust Bank,
Sub. Notes	6.38	4/1/11	40,000	40,440
U.S. Bank,
Sub. Notes	6.38	8/1/11	110,000	115,587
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	19,301
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000	24,746
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	50,000	45,697
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	25,000	24,549
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	45,000	31,734
				2,425,789
Building & Construction—.1%
CRH America,
Gtd. Notes	5.30	10/15/13	50,000	38,099
CRH America,
Gtd. Notes	6.00	9/30/16	65,000	45,895
				83,994
Chemicals—.1%
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	70,000	75,261
Rohm & Haas,
Sr. Unscd. Notes	5.60	3/15/13	15,000	14,055
				89,316

The Portfolio 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial & Professional
Services—.1%
Donnelley (R.R.) and Sons,
Sr. Unscd. Notes	5.63	1/15/12	60,000	49,635
Consumer Products—.1%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000	43,130
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000	37,843
				80,973
Diversified Financial Services—1.6%
American Express,
Sr. Unscd. Notes	7.00	3/19/18	70,000	61,848
American General Finance,
Sr. Unscd. Notes, Ser. I	5.40	12/1/15	40,000	14,816
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000	51,061
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000	31,032
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	100,000	106,223
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	125,000	125,465
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000	51,032
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	55,000	52,991
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	60,000	52,260
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.00	6/15/12	70,000	69,064
General Electric Capital,
Sub. Debs.	6.38	11/15/67	55,000 [c]	26,742
Household Finance,
Sr. Unscd. Notes	6.38	11/27/12	55,000	44,444
John Deere Capital,
Sr. Unscd. Notes	7.00	3/15/12	80,000	85,242
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	140,000	85,985
Pemex Finance,
Notes	9.03	2/15/11	72,000	73,811

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services (continued)
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000	26,612
				958,628
Diversified Metals & Mining—.2%
Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000	31,816
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	85,000	79,587
				111,403
Electric Utilities—.9%
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	25,000	24,920
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	50,000	44,492
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000	23,726
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	110,000	116,974
MidAmerican Energy,
Sr. Unscd. Notes	5.30	3/15/18	30,000	29,247
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	50,000	48,679
NiSource Finance,
Gtd. Notes	5.25	9/15/17	35,000	26,131
NiSource Finance,
Gtd. Notes	7.88	11/15/10	100,000	98,301
Public Service of Colorado,
First Mortgage Bonds, Ser. 12	4.88	3/1/13	50,000	51,471
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000	22,350
Virginia Electric & Power,
Sr. Unscd. Notes	5.40	4/30/18	55,000	55,150
				541,441
Environmental Control—.1%
Republic Services,
Sr. Unscd. Notes	6.75	8/15/11	80,000	79,216
Food & Beverages—.6%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	55,000	51,327

The Portfolio 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/12	35,000		39,145
ConAgra Foods,
Sr. Unscd. Notes	6.75	9/15/11	145,000	[b]	153,424
Diageo Capital,
Gtd. Notes	5.75	10/23/17	80,000		81,689
Kraft Foods,
Sr. Unscd. Notes	5.25	10/1/13	50,000		52,016
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	10,000		10,544
					388,145
Foreign/Governmental—1.8%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000		53,049
Asian Development Bank,
Unsub. Notes	5.50	6/27/16	35,000		40,450
Eksportfinans,
Unscd. Notes	5.50	5/25/16	60,000		63,399
European Investment Bank,
Sr. Unscd. Notes	3.25	2/15/11	85,000	[b]	87,563
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000		81,577
European Investment Bank,
Sr. Unscd. Notes	5.25	6/15/11	105,000		112,840
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	55,000		59,745
International Bank for
Reconstruction &
Development, Notes	5.00	4/1/16	35,000		38,133
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000	[b]	46,210
Province of Quebec,
Unscd. Debs.	4.88	5/5/14	45,000	[b]	48,179
Province of Quebec,
Bonds	5.13	11/14/16	30,000		31,061
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	125,000		134,375
Republic of Italy,
Sr. Unscd. Notes	4.38	6/15/13	85,000	[b]	86,536

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Poland,
Sr. Unscd. Bonds	5.00	10/19/15	40,000	37,900
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000	67,098
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	20,000 [b]	19,660
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	65,000	68,738
				1,076,513
Health Care—.6%
Astrazeneca,
Sr. Unscd. Notes	5.40	9/15/12	100,000	106,615
Baxter International,
Sr. Unscd. Notes	5.90	9/1/16	50,000	52,843
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000	50,743
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	30,000	19,127
GlaxoSmithKline Capital,
Gtd. Notes	5.65	5/15/18	45,000	46,239
Medco Health Solutions I,
Sr. Unscd. Notes	7.13	3/15/18	50,000	49,704
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000	28,247
Wyeth,
Sr. Unscd. Notes	5.50	2/1/14	25,000	26,288
				379,806
Manufacturing—.2%
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	35,000	35,034
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000	37,055
Honeywell International,
Sr. Unscd. Notes	5.30	3/1/18	75,000	76,788
				148,877
Media—.6%
Comcast Cable Communications,
Sr. Unscd. Notes	6.75	1/30/11	80,000	82,811

The Portfolio 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Comcast,
Gtd. Notes	5.50	3/15/11	65,000	65,965
Cox Communications,
Sr. Unscd. Notes	5.45	12/15/14	45,000	40,523
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000	28,435
Time Warner,
Gtd. Notes	6.75	4/15/11	50,000	50,770
Walt Disney,
Sr. Unscd. Notes	4.70	12/1/12	75,000	77,458
				345,962
Oil & Gas—.6%
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	70,000	70,667
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000	47,898
Canadian National Resources,
Sr. Unscd. Notes	5.90	2/1/18	35,000	31,404
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	75,000	80,231
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000	28,058
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	25,000	25,809
Valero Energy,
Sr. Unscd. Notes	6.13	6/15/17	50,000	43,061
XTO Energy,
Sr. Unscd. Notes	5.65	4/1/16	35,000	33,450
				360,578
Paper & Forest Products—.2%
International Paper,
Sr. Unscd. Notes	6.75	9/1/11	100,000	92,455
Pipelines—.3%
Enterprise Products Operating,
Gtd. Bonds	6.30	9/15/17	90,000	83,087
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.13	3/15/12	85,000	87,043
				170,130

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty Insurance—.4%
Ace INA Holdings,
Gtd. Notes	5.80	3/15/18	30,000	27,148
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	90,000	35,281
Liberty Mutual Group,
Gtd. Notes	4.88	2/1/10	90,000 [d]	88,677
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	35,000	34,714
Prudential Financial,
Sr. Unscd. Notes	5.10	12/14/11	40,000	35,767
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	10,529
				232,116
Real Estate Investment Trusts—.2%
Avalonbay Communities,
Sr. Unscd. Notes	6.63	9/15/11	25,000	24,319
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	20,216
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	12,938
Mack-Cali Realty,
Sr. Unscd. Notes	7.75	2/15/11	50,000	44,839
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	16,800
				119,112
Retail—.4%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	20,000	21,120
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000	29,769
Federated Retail,
Gtd. Notes	5.90	12/1/16	10,000	6,352
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000	45,008
Kohl’s,
Sr. Unscd. Notes	6.30	3/1/11	20,000	20,193
Lowe’s Companies,
Sr. Unscd. Notes	5.60	9/15/12	15,000	15,830

The Portfolio 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
Lowe’s Companies,
Sr. Unscd. Notes	6.10	9/15/17	45,000		46,988
Macy’s Retail Holdings,
Gtd. Notes	5.35	3/15/12	20,000	[b]	15,709
Wal-Mart Stores,
Sr. Unscd. Notes	5.80	2/15/18	45,000		49,282
					250,251
Technology—.3%
Hewlett-Packard,
Sr. Unscd. Notes	6.50	7/1/12	50,000		54,071
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000		30,526
Oracle,
Sr. Unscd. Notes	4.95	4/15/13	90,000	[b]	95,198
					179,795
Telecommunications—1.3%
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	35,000		37,414
AT & T,
Gtd. Notes	7.30	11/15/11	100,000	[b,c]	107,515
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000		63,579
Embarq,
Sr. Unscd. Notes	6.74	6/1/13	70,000		65,333
KPN,
Sr. Unscd. Notes	8.00	10/1/10	15,000		15,524
Motorola,
Sr. Unscd. Notes	7.63	11/15/10	87,000		82,701
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000		46,665
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000		30,036
SBC Communications,
Sr. Unscd. Notes	5.10	9/15/14	75,000		75,341
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		22,473

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000	41,417
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000 [b]	24,198
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	85,000	89,836
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000	39,827
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000	24,816
				766,675
Transportation—.4%
CSX,
Sr. Unscd. Notes	5.50	8/1/13	50,000	47,674
Norfolk Southern,
Sr. Unscd. Notes	6.75	2/15/11	50,000	52,455
Norfolk Southern,
Sr. Unscd. Notes	8.63	5/15/10	100,000	104,301
Union Pacific,
Sr. Unscd. Notes	6.50	4/15/12	25,000	26,048
				230,478
U.S. Government Agencies—6.1%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000	142,022
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	100,000	108,848
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	160,000	169,609
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000	5,425
Federal Home Loan Banks,
Bonds	4.88	5/14/10	195,000	203,383
Federal Home Loan Banks,
Bonds	4.88	11/18/11	120,000	130,011
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000	89,425

The Portfolio 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds	5.00	11/17/17	65,000		71,146
Federal Home Loan Banks,
Bonds, Ser. 467	5.25	6/18/14	60,000		67,574
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000		45,486
Federal Home Loan Banks,
Bonds, Ser. 312	5.75	5/15/12	80,000		89,532
Federal Home Loan Mortgage Corp.,
Notes	4.13	7/12/10	195,000	[e]	203,066
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000	[e]	98,236
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000	[e]	186,092
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	170,000	[e]	187,429
Federal Home Loan Mortgage Corp.,
Notes	5.25	7/18/11	145,000	[e]	157,059
Federal Home Loan Mortgage Corp.,
Notes	5.50	7/18/16	100,000	[e]	113,723
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	100,000	[e]	107,975
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	50,000	[e]	55,503
Federal Home Loan Mortgage Corp.,
Notes	6.63	9/15/09	20,000	[e]	20,539
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	140,000	[e]	150,841
Federal National Mortgage
Association, Sr. Unscd. Notes	4.38	9/15/12	195,000	[e]	210,680
Federal National Mortgage
Association, Bonds	4.38	3/15/13	60,000	[e]	65,091
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000	[e]	21,685
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000	[e]	60,292

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Bonds	5.00	5/11/17	80,000	[e]	88,920
Federal National Mortgage
Association, Bonds	6.00	5/15/11	220,000	[e]	241,392
Federal National Mortgage
Association, Notes	6.63	11/15/10	290,000	[e]	315,069
Federal National Mortgage
Association, Notes	7.13	6/15/10	230,000	[e]	246,845
					3,652,898
U.S. Government Securities—15.9%
U.S. Treasury Bonds	7.25	5/15/16	105,000		138,411
U.S. Treasury Bonds	8.75	5/15/17	40,000	[b]	57,713
U.S. Treasury Bonds	11.25	2/15/15	65,000	[b]	98,094
U.S. Treasury Notes	1.13	1/15/12	550,000	[b]	550,516
U.S. Treasury Notes	2.13	4/30/10	1,400,000	[b]	1,423,681
U.S. Treasury Notes	2.50	3/31/13	445,000		465,025
U.S. Treasury Notes	2.75	10/31/13	340,000	[b]	358,700
U.S. Treasury Notes	2.75	2/15/19	85,000	[b]	85,492
U.S. Treasury Notes	3.13	4/30/13	40,000	[b]	42,816
U.S. Treasury Notes	3.13	9/30/13	320,000		342,800
U.S. Treasury Notes	3.50	2/15/18	150,000	[b]	161,016
U.S. Treasury Notes	3.63	5/15/13	195,000	[b]	212,322
U.S. Treasury Notes	3.75	11/15/18	120,000	[b]	130,847
U.S. Treasury Notes	3.88	5/15/10	60,000	[b]	62,250
U.S. Treasury Notes	3.88	10/31/12	245,000		266,974
U.S. Treasury Notes	3.88	2/15/13	190,000		208,199
U.S. Treasury Notes	3.88	5/15/18	260,000	[b]	286,894
U.S. Treasury Notes	4.00	2/15/14	305,000	[b]	339,432
U.S. Treasury Notes	4.00	2/15/15	200,000		223,781
U.S. Treasury Notes	4.13	5/15/15	180,000	[b]	203,358
U.S. Treasury Notes	4.25	9/30/12	235,000	[b]	258,739
U.S. Treasury Notes	4.25	8/15/13	220,000		246,572
U.S. Treasury Notes	4.25	11/15/13	240,000	[b]	269,213

The Portfolio 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes	4.25	8/15/14	190,000	[b]	215,116
U.S. Treasury Notes	4.25	11/15/14	165,000	[b]	187,327
U.S. Treasury Notes	4.25	8/15/15	205,000		233,636
U.S. Treasury Notes	4.25	11/15/17	120,000	[b]	136,163
U.S. Treasury Notes	4.38	8/15/12	220,000		243,306
U.S. Treasury Notes	4.50	11/15/10	275,000		292,338
U.S. Treasury Notes	4.50	11/30/11	155,000		169,313
U.S. Treasury Notes	4.50	11/15/15	85,000	[b]	98,600
U.S. Treasury Notes	4.50	2/15/16	120,000	[b]	138,488
U.S. Treasury Notes	4.50	5/15/17	85,000	[b]	97,889
U.S. Treasury Notes	4.63	8/31/11	25,000		27,227
U.S. Treasury Notes	4.63	10/31/11	150,000		164,039
U.S. Treasury Notes	4.75	8/15/17	400,000	[b]	468,000
U.S. Treasury Notes	4.88	7/31/11	180,000		196,805
U.S. Treasury Notes	4.88	8/15/16	160,000		188,313
U.S. Treasury Notes	5.13	5/15/16	145,000	[b]	173,026
					9,462,431
Total Bonds and Notes
(cost $22,074,108)					22,394,731

Short-Term Investments—2.2%
U.S. Treasury Bills;
0.25%, 5/28/09
(cost $1,299,486)			1,300,000 [f]		1,299,661

Other Investment—7.1%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,255,000)			4,255,000 [g]		4,255,000

Investment of Cash Collateral
for Securities Loaned—13.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,058,510)	8,058,510 [g]	8,058,510
Total Investments (cost $73,222,243)	110.0%	65,930,346
Liabilities, Less Cash and Receivables	(10.0%)	(5,967,208)
Net Assets	100.0%	59,963,138

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan. At March 31, 2009, the total market value of the portfolio’s securities on loan is $8,149,483 and the total market value of the collateral held by the portfolio is $8,408,323, consisting of cash collateral of $8,058,510 and U.S. Government and Agency securities valued at $349,813.
c	Variable rate security—interest rate subject to periodic change.
d	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, this security amounted to $88,677 or .1% of net assets.
e	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
f	All or partially held by a broker as collateral for open financial futures positions.
g	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Industrial	5.2
Money Market Investments	22.7	Consumer Staples	4.9
U.S. Government & Agencies	22.0	Foreign/Governmental	1.8
Corporate Bonds	13.5	Materials	1.6
Information Technology	10.2	Utilities	1.3
Health Care	7.6	Telecommunication Services	.9
Energy	6.6	Exchange Traded Funds	.1
Consumer Discretionary	6.2
Financial	5.4		110.0

† Based on net assets.
See notes to financial statements.

The Portfolio 25

STATEMENT OF FINANCIAL FUTURES

March 31, 2009 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 3/31/2009 ($)
Financial Futures Long
CAC 40	3	107,836	June 2009	3,142
DJ Euro STOXX 50	29	767,893	June 2009	33,467
FTSE 100	10	557,437	June 2009	27,393
Hang Seng	1	86,019	June 2009	(1,061)
Russell 2000	139	5,856,070	June 2009	683,323
SPI ASX 200 Index	3	185,972	June 2009	16,369
TOPIX	6	470,980	June 2009	46,825
				809,458

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,149,483)—Note 2(c):
Unaffiliated issuers	60,908,733	53,616,836
Affiliated issuers	12,313,510	12,313,510
Receivable for investment securities sold		1,822,852
Dividends and interest receivable		334,633
Receivable for futures variation margin—Note 5		211,745
Receivable for shares of Common Stock subscribed		2,457
Prepaid expenses		16,906
		68,318,939
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		64,479
Cash overdraft due to Custodian		81,726
Liability for securities on loan—Note 2(c)		8,058,510
Payable for shares of Common Stock redeemed		26,987
Accrued expenses		124,099
		8,355,801
Net Assets ($)		59,963,138
Composition of Net Assets ($):
Paid-in capital		83,041,706
Accumulated undistributed investment income—net		278,621
Accumulated net realized gain (loss) on investments		(16,874,750)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$809,458 net unrealized appreciation on financial futures)		(6,482,439)
Net Assets ($)		59,963,138

Net Asset Value Per Share
	Restricted Class	Investor Class
Net Assets ($)	6,464,868	53,498,270
Shares Outstanding	591,466	4,574,586
Net Asset Value Per Share ($)	10.93	11.69

See notes to financial statements.

The Portfolio 27

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	682,874
Cash dividends (net of $1,232 foreign taxes withheld at source):
Unaffiliated issuers	487,777
Affiliated issuers	17,319
Income from securities lending	60,800
Total Income	1,248,770
Expenses:
Investment advisory fee—Note 4(a)	266,876
Shareholder servicing costs—Note 4(b)	126,493
Professional fees	31,873
Prospectus and shareholders’ reports	17,322
Custodian fees—Note 4(b)	11,441
Registration fees	8,257
Directors’ fees and expenses—Note 4(c)	1,149
Loan commitment fees—Note 3	348
Interest expense—Note 3	70
Miscellaneous	12,972
Total Expenses	476,801
Less—reduction in fees due to earnings credits—Note 2(c)	(3,557)
Net Expenses	473,244
Investment Income—Net	775,526
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	(7,034,206)
Net realized gain (loss) on financial futures	(4,889,194)
Net Realized Gain (Loss)	(11,923,400)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $1,298,267
net unrealized appreciation on financial futures)	(3,612,325)
Net Realized and Unrealized Gain (Loss) on Investments	(15,535,725)
Net (Decrease) in Net Assets Resulting from Operations	(14,760,199)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	775,526	1,469,488
Net realized gain (loss) on investments	(11,923,400)	(2,257,949)
Net unrealized appreciation
(depreciation) on investments	(3,612,325)	(10,464,310)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,760,199)	(11,252,771)
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(375,162)	(878,549)
Investor Class Shares	(951,734)	(1,222,184)
Net realized gain on investments:
Restricted Class Shares	—	(1,914,040)
Investor Class Shares	—	(2,962,791)
Total Dividends	(1,326,896)	(6,977,564)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	547,466	2,616,572
Investor Class Shares	2,104,184	1,377,914
Net assets received in connection
with reorganization—Note 1	—	47,992,944
Dividends reinvested:
Restricted Class Shares	374,385	2,787,768
Investor Class Shares	910,941	4,071,459
Cost of shares redeemed:
Restricted Class Shares	(11,970,469)	(12,687,253)
Investor Class Shares	(11,733,938)	(13,043,459)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,767,431)	33,115,945
Total Increase (Decrease) in Net Assets	(35,854,526)	14,885,610
Net Assets ($):
Beginning of Period	95,817,664	80,932,054
End of Period	59,963,138	95,817,664
Undistributed investment income—net	278,621	829,991

The Portfolio 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Capital Share Transactions:
Restricted Class Shares
Shares sold	48,041	172,583
Shares issued in connection
with reorganization—Note 1	—	3,546
Shares issued for dividends reinvested	34,190	183,890
Shares redeemed	(1,036,517)	(799,475)
Net Increase (Decrease) in Shares Outstanding	(954,286)	(439,456)
Investor Class Shares
Shares sold	176,004	278,662
Shares issued in connection
with reorganization—Note 1	—	3,000,393
Shares issued for dividends reinvested	77,666	250,273
Shares redeemed	(961,964)	(822,155)
Net Increase (Decrease) in Shares Outstanding	(708,294)	2,707,173

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
Restricted Class Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.36	17.18	16.60	16.11	15.09	14.16
Investment Operations:
Investment income—net[a]	.14	.31	.42	.36	.35	.26
Net realized and unrealized
gain (loss) on investments	(2.33)	(2.41)	1.45	.94	1.07	.99
Total from Investment Operations	(2.19)	(2.10)	1.87	1.30	1.42	1.25
Distributions:
Dividends from
investment income—net	(.24)	(.54)	(.51)	(.81)	(.40)	(.32)
Dividends from net realized
gain on investments	—	(1.18)	(.78)	—	—	—
Total Distributions	(.24)	(1.72)	(1.29)	(.81)	(.40)	(.32)
Net asset value, end of period	10.93	13.36	17.18	16.60	16.11	15.09
Total Return (%)	(16.37)[b]	(13.38)	11.70	8.44	9.49	8.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03[c]	1.16	1.00	1.02	.84	.82
Ratio of net expenses
to average net assets	1.02[c]	1.15	1.00[d]	1.02[d]	.84[d]	.82[d]
Ratio of net investment income
to average net assets	2.53[c]	2.08	2.50	2.48	2.28	1.71
Portfolio Turnover Rate	25.57[b]	82.41	49.68	48.36	58.32	60.52
Net Assets, end of period
($ x 1,000)	6,465	20,647	34,102	40,856	171,055	196,656

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 31

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
Investor Class Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	14.23	18.18	17.52	16.98	15.81	14.85
Investment Operations:
Investment income—net[a]	.13	.26	.39	.36	.34	.18
Net realized and unrealized
gain (loss) on investments	(2.48)	(2.54)	1.53	.97	1.12	1.03
Total from Investment Operations	(2.35)	(2.28)	1.92	1.33	1.46	1.21
Distributions:
Dividends from
investment income—net	(.19)	(.49)	(.48)	(.79)	(.29)	(.25)
Dividends from net realized
gain on investments	—	(1.18)	(.78)	—	—	—
Total Distributions	(.19)	(1.67)	(1.26)	(.79)	(.29)	(.25)
Net asset value, end of period	11.69	14.23	18.18	17.52	16.98	15.81
Total Return (%)	(16.45)[b]	(13.65)	11.37	8.08	9.27	8.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41[c]	1.54	1.34	1.32	1.04	1.37
Ratio of net expenses
to average net assets	1.40[c]	1.53	1.34[d]	1.32[d]	1.04[d]	1.37[d]
Ratio of net investment income
to average net assets	2.10[c]	1.62	2.18	2.13	2.08	1.15
Portfolio Turnover Rate	25.57[b]	82.41	49.68	48.36	58.32	60.52
Net Assets, end of period
($ x 1,000)	53,498	75,171	46,830	49,629	51,247	57,483

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Dreyfus Lifetime Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company, currently offering one portfolio, the Growth and Income Portfolio (the “Portfolio”), the investment objective of which is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Mellon Equity Associates (“Mellon Equity”), an indirect wholly owned subsidiary of BNY Mellon, serves as the portfolio’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares. The portfolio is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfers agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of the close of business on May 14, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Founders Balanced Fund were transferred to the Growth and Income Portfolio in exchange for shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C, Class F and Class T shares of

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Founders Balanced Fund received Investor shares and Class I shares of Founders Balanced Fund received Restricted shares of the portfolio, in each case in an equal amount to the aggregate net asset value of their investment in Founders Balanced Fund at the time of the exchange. The net asset value of the portfolio’s shares on the close of business May 14, 2008, after the reorganization was $15.97 for Investor shares and $14.97 for Restricted shares, and a total of 3,000,393 Investor shares and 3,546 Restricted shares, representing net assets of $47,992,944 (including $3,043,548 net unrealized appreciation on investments) were issued to Founders Balanced Fund’s shareholders in the exchange.The exchange was a tax-free event to Founders Balanced Fund shareholders.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Debt securities, excluding short-term investments (other than U.S. Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the portfolio not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio ‘s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio ‘s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the portfolio ‘s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in
Securities	42,235,954	23,694,392	—	65,930,346
Other Financial
Instruments+	810,519	—	—	810,519
Liabilities ($)
Other Financial
Instruments+	(1,061)	—	—	(1,061)

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s book and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $26,057 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded by the portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, with respect to the portfolio, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by a capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the portfolio is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended March 31, 2009, the portfolio did not have any liabilities for any uncertain tax positions. The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $4,146,241 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied $2,260,468 of the carryover expires in fiscal 2009,

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$1,472,188 expires in fiscal 2010 and $413,585 expires in fiscal 2015. Based on certain provisions in the code, some of those losses acquired from fund merger with Dreyfus Founders Balanced Fund are available but subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $4,068,581 and long-term capital gain $2,908,983.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. (the “Citibank Facility”) and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (the “BNYM Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under both facilities during the period ended March 31, 2009, was approximately $10,200, with a related weighted average annualized interest rate of 1.37%.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement (the “Agreement”) with Dreyfus, the investment advisory fee is computed on the value of the portfolio’s average daily net assets and is payable monthly at the following annual rates .75%.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Equity, Dreyfus has agreed to pay Mellon Equity a monthly sub-advisory fee for the portfolio, computed at the following annual rates:

Annual Fee as a Percentage of
Total Portfolio Net Assets	Average Daily Net Assets of each Portfolio
$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the portfolio pays the Distributor, at an annual rate of .25% of the value of the average daily net assets of the portfolio’s Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, the portfolio’s Investor Class was charged $73,100 pursuant to the Shareholder Services Plan:

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended March 31, 2009, the portfolio was charged $25,664 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended March 31, 2009, the portfolio was charged $3,557 pur-

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

suant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for portfolio. During the period ended March 31, 2009, the portfolio was charged $11,441 pursuant to the custody agreement:

During the period ended March 31, 2009, the portfolio was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for the portfolio consist of: investment advisory fees $36,989, shareholder services plan fees $10,994, custodian fees $5,592, chief compliance officer fees $2,394 and transfer agency fees $8,510.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2009, amount to $16,869,893 and 36,295,699, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require a portfolio to “mark to market”

on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, a portfolio recognizes a realized gain or loss. Contracts open at March 31, 2009, are set forth in the Statements of Financial Futures.

At March 31, 2009, accumulated net unrealized depreciation on investments was $7,291,897, consisting of $2,803,974 gross unrealized appreciation and $10,095,871 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Portfolio 43

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	05/28/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	05/28/2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	05/28/2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)